UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 24, 2005 Date of Report (Date of earliest event reported)

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification Number)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices and zip code)

(801) 345-1000
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure.

On May 24, 2005, Nu Skin Enterprises, Inc.‘s Chief Financial Officer, Ritch Wood, is delivering a presentation about the company at the Avondale Partners Direct Selling Investor Day in Boston, Massachusetts. A copy of the slides accompanying Mr. Wood’s presentation are attached hereto as Exhibit 99.1 but are not filed, rather are furnished pursuant to Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Copy of the slides accompanying Mr. Wood's presentation at the Avondale Partners Direct Selling Investor Day in Boston on May 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC. (Registrant) /s/ D. Matthew Dorny D. Matthew Dorny Vice President

Date: May 24, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Copy of the slides accompanying Mr. Wood's presentation at the Avondale Partners Direct Selling Investor Day in Boston on May 24, 2005.